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                                                                   EXHIBIT 10.12


                              CONTRAT DE FOURNITURE
                                      ET DE
                         REGENERATION D'ACIDE SULFURIQUE


ENTRE:

CHLORALP,

Societe par Actions simplifiee, dont le siege social est 25 Quai Paul Doumer , 92 408 Courbevoie France,

Ci-apres denommee "CHLORALP",

                                                           d'une part,

ET :

RHONE-POULENC CHIMIE

Societe Anonyme, dont le siege social est 25, Quai Paul Doumer, 92408
COURBEVOIE,

Ci-apres denommee "RPC",

                                                           d'autre part,

ATTENDU QUE :

- CHLORALP dispose d'un atelier de fabrication de chlore sur le site de PONT DE CLAIX (France), (ci-apres "l'ATELIER"), qui consomme de l'acide sulfurique vierge, dont les specifications figurent en Annexe (ci-apres "ACIDE VIERGE"), et qui produit de l'acide sulfurique de procede (ci-apres "ACIDE DE PROCEDE") a un titre de l'ordre de 75% en H2SO4;

- RPC exploite une unite de fabrication d'acide sulfurique de synthese sur son site de Les Roches de Condrieu (France), (ci-apres "l'UNITE"), qui utilise entre autres matieres de l'ACIDE DE PROCEDE pour produire de l'acide sulfurique vierge et approvisionne l'ATELIER en ACIDE VIERGE produit a partir de l'ACIDE DE PROCEDE fourni par l'ATELIER;

- CHLORALP souhaite maintenir l'approvisionnement de l'ATELIER en ACIDE VIERGE produit par RPC a partir d'ACIDE DE PROCEDE fourni par CHLORALP, et RPC est pret a continuer a fournir ce service (ci-apres le "SERVICE") ;

- CHLORALP pourrait en outre etre amene a acheter a RPC des quantites d'ACIDE VIERGE supplementaires a celles acquises au titre du SERVICE (ci-apres "ACIDE SUPPLEMENTAIRE") ;


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IL A ETE CONVENU ENTRE LES PARTIES CE QUI SUIT :

ARTICLE 1 - OBJET

L'objet du present Contrat est la fourniture par RPC a CHLORALP et l'achat par CHLORALP a RPC du SERVICE.

L'ACIDE DE PROCEDE n'est repute transforme en ACIDE VIERGE qu'a la livraison de ce dernier par RPC. L'ACIDE DE PROCEDE est repute rester la propriete de CHLORALP jusqu'au passage de la vanne de stockage sur le site RPC des Roches de Condrieu, et RPC en assurera le stockage dans le respect des regles de l'art et la garde jusqu'a son craquage. RPC assurera de meme le stockage et la garde de l'ACIDE VIERGE. La reference ulterieure aux Incoterms est sans effet sur les dispositions du present Article 1.

ARTICLE 2 - QUALITE - GARANTIES

2.1. L'ACIDE DE PROCEDE et l'ACIDE VIERGE seront conformes aux specifications figurant en Annexe.

2.2. Faute de reclamation dans un delai de vingt ( 20 ) jours a compter de la reception, les acides livres par chacune des Parties seront consideres comme satisfaisant auxdites specifications.

2.3. RPC ne garantit que la conformite de l'ACIDE VIERGE aux specifications figurant dans l'Annexe.

2.4. CHLORALP s'engage a fournir a RPC un ACIDE DE PROCEDE conforme aux specifications figurant dans l'Annexe.

       Dans le cas ou CHLORALP devrait modifier le procede generant l'ACIDE DE PROCEDE et/ou le remplacer par un nouveau procede de facon telle que la qualite de l'ACIDE DE PROCEDE puisse en etre modifiee, CHLORALP s'engage a en informer prealablement RPC. RPC, sur la base des informations fournies par CHLORALP, se reserve alors le droit d'accepter ou non l'ACIDE DE PROCEDE dans son UNITE.

ARTICLE 3 - SERVICE DE REGENERATION

3.1. CHLORALP s'engage a livrer a RPC l'integralite des volumes d'ACIDE DE PROCEDE issus du sechage du Chlore de Pont de Claix et, en toute hypothese, une quantite minimum annuelle d'ACIDE DE PROCEDE qui ne saurait etre inferieure a [*] tonnes, base 100% H2SO4.

       RPC s'engage a fournir a CHLORALP, Franco Transporteur usine des Roches de Condrieu, une tonne d'ACIDE VIERGE (base 100 % H2SO4) pour chaque tonne d'ACIDE DE PROCEDE (base 100 % H2SO4) livre par CHLORALP.











* Indicates information deleted based on a Confidential Treatment Request pursuant to Rule 406 under the Securities Act of 1933.

       RPC informera CHLORALP des arrets programmes affectant l'exploitation de l'UNITE. Dans le cas ou la fourniture du SERVICE ne serait pas possible pour des raisons autres que des cas de Force Majeure sur le site des Roches de Condrieu, RPC s'engage a fournir le SERVICE sur son site de Rieme (Belgique), la difference de cout de transport (Pont de Claix/Les Roches de Condrieu - Pont de Claix/Rieme) etant alors a la charge de RPC. Dans le cas ou cette fourniture de SERVICE ne serait pas meme possible sur le site de Rieme, RPC fournira alors ses meilleurs efforts pour tenter neanmoins d'assurer la fourniture du SERVICE a CHLORALP.

3.2. RPC reservera a CHLORALP dans l'UNITE une capacite annuelle de [*] tonnes, base 100% H2SO4.

3.3. Les livraisons d'ACIDE DE PROCEDE et les appels d'expeditions d'ACIDE VIERGE seront repartis aussi regulierement que possible au cours de l'annee. Avant le 20 de chaque mois, CHLORALP fournira a RPC un planning previsionnel de livraisons d'ACIDE DE PROCEDE et d'appels d'expeditions d'ACIDE VIERGE pour les trois mois suivants.

ARTICLE 4 - PRIX DU SERVICE

4.1. CHLORALP remunerera RPC, pour le SERVICE ou pour la reservation de volume a l'UNITE, de la facon suivante :

       4.1.1. Prix initial

              Le Prix du SERVICE, pour chaque tonne metrique d'ACIDE DE PROCEDE (base 100 % H2SO4) livree a l'UNITE par CHLORALP, est fixe a [*] FF/t pour l'annee 1997.

       4.1.2. Revision du Prix du SERVICE

              Les parties arreteront d'un commun accord avant le 30 novembre de chaque annee le Prix du SERVICE applicable a la fourniture de SERVICE pour l'annee suivante. En cas de desaccord sur le prix , les Parties pourront envisager et negocier d'autres solutions telles que, sans que ces propositions constituent un engagement de leur part : un accord reposant sur l' application du prix propose par RPC avec la possibilite pour CHLORALP de revoir a la baisse le volume minimum tel que defini a l' Article 3.1 ou un accord sur l' application pour l'annee ( n ) du prix du SERVICE applique pour l' annee precedente ( n - 1 ) avec la possibilite pour RPC de revoir a la baisse la reserve de capacite telle que definie a l'
              Article 3.2. Il est entendu qu'a defaut de tout accord entre les Parties a la date du 31 decembre de l' annee ( n ), le prix du SERVICE applique au cours de cette annee ( n + 1 ) sera egal au prix du SERVICE applique pour l'annee precedente ( n ) mais que le contrat sera alors resilie de plein droit, ladite resiliation prenant effet au 31 decembre de cette annee (n + 1), sauf a ce que les Parties en decident autrement.

              En tout etat de cause, le Prix du SERVICE ne saurait en aucun cas etre inferieur a [*] FF / T ( base 100% H2SO4 ) .









* Indicates information deleted based on a Confidential Treatment Request pursuant to Rule 406 under the Securities Act of 1933.

4.2. Le Prix du SERVICE est applicable pour l'ACIDE DE PROCEDE dont la teneur en H2SO4 est superieure ou egale a 65%.

       RPC pourra refuser de prendre livraison de toute quantite d'ACIDE DE PROCEDE dont la teneur en H2SO4 serait inferieure a 65%. Au cas ou elle accepterait d'en prendre livraison et si durant un mois donne, la concentration moyenne de l'ACIDE DE PROCEDE livre par CHLORALP a RPC venait a etre inferieure a 65%, le Prix du SERVICE alors applicable sera augmente de 5% pour chaque 1% de teneur en-dessous de 65%, avec un prorata en cas de decimales. Le Prix du SERVICE ainsi majore sera applicable sur la quantite globale, base 100%, livree par CHLORALP a RPC sur le mois considere, calculee a partir de la concentration moyenne sur le mois considere.

4.3. Si, durant une annee calendaire donnee, CHLORALP livre a RPC une quantite d'ACIDE DE PROCEDE inferieure a [*] tonnes (100 % H2SO4), CHLORALP devra payer a RPC une Remuneration Annuelle Supplementaire "RS" calculee comme suit :

                                     [*]

       ou :

       -   PR est le Prix du SERVICE pour l'annee consideree

       -   Qn     est la quantite minimale d'ACIDE DE PROCEDE que CHLORALP
                  s'engage a livrer a RPC conformement aux dispositions de l'Article 3.1. ci-dessus, soit [*] tonnes, base 100 % H2SO4

       -   QR     est la quantite reellement livree par CHLORALP a RPC pendant
                  l'annee calendaire consideree

       -   q      est la quantite journaliere moyenne (base 100 %), livrable par CHLORALP a RPC, soit Qn/365.

       -   d      est le nombre de jours d'arret eventuels de l'installation produisant l'ACIDE DE PROCEDE qui seraient dus a des cas de
                  Force Majeure.

ARTICLE 5 - ACIDE VIERGE SUPPLEMENTAIRE

5.1. En supplement de l'ACIDE VIERGE livre par RPC au titre du SERVICE, RPC met a la disposition de CHLORALP des volumes d'ACIDE SUPPLEMENTAIRE.

5.2. Le prix de l'ACIDE SUPPLEMENTAIRE est, pour l'annee 1997, de 600 (SIX CENT) Francs par tonne (base 100 %), Franco Transporteur Roches de Condrieu.

5.3. Le prix fera l'objet, pour les annees suivantes, d'une negociation specifique entre les Parties.

ARTICLE 6 - FACTURES ET PAIEMENT















* Indicates information deleted based on a Confidential Treatment Request pursuant to Rule 406 under the Securities Act of 1933.

6.1. Les factures de RPC pour le SERVICE seront etablies et adressees mensuellement a CHLORALP pour les fournitures et services d'un mois donne m pendant les dix premiers jours ouvrables du mois suivant. Le paiement en sera effectue a trente (30) jours, fin de mois, le 10 du mois suivant
       .

6.2. Les factures pour le SERVICE seront etablies sur la base des titres en H2SO4 mesures par RPC. A reception de facture, CHLORALP disposera de dix
       (10) jours ouvrables pour contester les mesures realisees par RPC. Passe ce delai, aucune contestation ne sera plus recevable.

6.3. Les factures eventuelles relatives a la Remuneration Annuelle Supplementaire applicables a une annee calendaire seront etablies au cours du premier mois de l'annee suivante. Le paiement en sera effectue a 30 jours, fin de mois , le 10 du mois suivant.

ARTICLE 7 - DUREE

Le present Contrat entrera en vigueur a compter de sa signature par les Parties et le restera pendant une periode initiale de 4 ans a compter du 1er Janvier 1997, soit jusqu'au 31 Decembre 2000 sous reserve des dispositions de l'Article 4.1.2.

Il sera renouvelle par tacite reconduction pour des periodes successives d'un
(1) an, sauf denonciation adressee par l'une des Parties a l'autre Partie par lettre recommandee avec accuse de reception adressee avec un preavis d'au moins six (6) mois avant la date d'expiration de la periode initiale ou de l'une quelconque des periodes de reconduction.

ARTICLE 8 - RESILIATION ANTICIPEE

Au cas ou l'une des Parties ne satisferait pas a l'une de ses obligations au titre du present Contrat et n'y aurait pas remedie dans un delai de trente (30) jours apres notification d'un tel defaut par l'autre Partie par lettre recommandee avec accuse de reception, cette derniere sera fondee a resilier le present Contrat de plein droit avec effet immediat par lettre recommandee avec accuse de reception adressee a la Partie defaillante, sous reserve du reglement de toute facture due au titre de toute fourniture du SERVICE anterieure la date de ladite resiliation et non contestee .

ARTICLE 9 - FORCE MAJEURE

Sont consideres comme circonstances de force majeure, sans que cette liste soit limitative, les circonstances telles que guerre, insurrection, cataclysmes, inondations, incendies, explosions, greves et conflits du travail, embargo, penuries de matieres premieres, rebut de pieces importantes, decision administrative empechant l'exploitation par CHLORALP de son atelier produisant l'ACIDE DE PROCEDE ou empechant RPC d'exploiter son UNITE.

La Partie empechee sera liberee de l'execution de ses obligations dans la limite de cet empechement. Elle devra toutefois faire tous ses efforts pour pallier dans toute la mesure du possible sa propre defaillance (par toutes dispositions ou substitutions estimees necessaires et valables en accord avec l'autre Partie), et reprendre ses obligations aussitot que cette cause aura disparu.


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La Partie empechee par un cas de force majeure devra sans delai en informer
l'autre par lettre recommandee avec accuse de reception en lui indiquant la duree previsible de son empechement et en lui faisant connaitre le cas echeant les dispositions qu'elle compte prendre pour remedier a la situation.

ARTICLE 10  -SAUVEGARDE

S' il se produisait en raison de circonstances imprevues ou imprevisibles et independantes de la volonte des Parties, pendant la duree d' application du present contrat , une modification majeure des conditions economiques ayant preside a la conclusion du present contrat , et si de ce fait, l' application de certaines de ses dipositions entrainait pour l'une ou l' autre des Parties un prejudice grave et durable, les Parties se concerteraient alors pour determiner d' un commun accord les nouvelles conditions a appliquer a ce contrat , qui permettraient de replacer les deux Parties dans une situation contractuelle comparable a celle qui prevalait au moment de la conclusion du present contrat .

ARTICLE 11 - CESSION DES DROITS ET OBLIGATIONS DU CONTRAT

Chaque Partie ne pourra ceder a un tiers les droits et obligations resultant du present Contrat sans l'accord prealable des autres Parties sauf si ce tiers lui succede dans le cadre d'une fusion, d'une absorption ou de l'apport de la totalite ou de la quasi totalite de l'activite concernee par ce Contrat.

Ne seront pas considerees comme des tiers au titre du present Article les Affiliees d'une Partie. Par "Affiliee" on entend toute entite controlant, controlee par ou sous controle avec une Partie, "controle" signifiant la propriete d'au moins 50% du capital.

ARTICLE 12 - LITIGES

Le present Contrat est soumis au droit francais.
Tout litige entre les Parties qui surviendrait a l' occasion de la mise en oeuvre de ce Contrat, et qui ne serait pas resolu entre elles par accord amiable, sera exclusivement et definitivement tranche selon les regles de Conciliation et d' Arbitrage de la Chambre Internationale de Commerce par trois arbitres designes en conformite avec ces regles . L' arbitrage aura lieu a Paris et sera conduit en Francais et / ou en anglais .

                                                                  Fait a  Paris
                                                                  en deux exemplaires originaux
               CHLORALP                                           RHONE-POULENC CHIMIE
               --------                                           --------------------
     17 Oct 97                                date     17/10/97
----------------------------------------           --------------------------------------------


                                         signature
/s/  William G. Osborne                            /s/ Daniel Humbert
----------------------------------------           --------------------------------------------------


                                     ANNEXE

                                 SPECIFICATIONS

                                ACIDE DE PROCEDE


                    Annex 1 will be provided upon request.